UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 24, 2021, Enstar Group Limited (the “Company”) completed an underwritten public offering of $500.0 million in aggregate principal amount of its 3.100% senior notes due 2031 (the “2031 Senior Notes”). The offer and sale of the 2031 Senior Notes (the “Offering”) was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-247995) and the prospectus included therein filed with the Securities and Exchange Commission (the “Commission”) on August 17, 2020 and a prospectus supplement filed with the Commission on August 20, 2021.
In connection with the Offering, on August 24, 2021, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the senior indenture, dated as of March 10, 2017 (the “Senior Indenture”). The Senior Indenture and the Fourth Supplemental Indenture set forth the terms and conditions of the 2031 Senior Notes and the rights and obligations of the parties thereto and the holders of the 2031 Senior Notes.
Interest on the 2031 Senior Notes is payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2022. The 2031 Senior Notes are scheduled to mature on September 1, 2031 (the “Scheduled Maturity Date”) if, on such date, the “BMA Redemption Requirements” (as defined below) are satisfied, or otherwise, following the Scheduled Maturity Date, the earlier of (a) the date falling ten business days after the BMA Redemption Requirements are satisfied and would continue to be satisfied if such payment were made and (b) the date on which a winding-up of the Company occurs (the “Final Maturity Date”). In the event the Scheduled Maturity Date and the Final Maturity Date are not the same, failure to repay the 2031 Senior Notes on the Scheduled Maturity Date will constitute neither an event of default under the indenture nor a default of any kind and will not give holders of the 2031 Senior Notes or the trustee any right to accelerate repayment of the 2031 Senior Notes or any other remedies.
The Company may redeem all or a portion of the 2031 Senior Notes at any time and from time to time at the applicable redemption price and subject to certain terms and conditions. Notwithstanding the foregoing, the Company may not redeem the 2031 Senior Notes at any time prior to March 31, 2025 without the approval of the Bermuda Monetary Authority, and the Company may not redeem the 2031 Senior Notes at any time or repay the 2031 Senior Notes prior to the Final Maturity Date if the enhanced capital and surplus requirements applicable to the Company’s regulated insurance or reinsurance companies would be breached immediately before or after giving effect to the redemption or repayment of the 2031 Senior Notes, unless, in each case, the Company replaces the capital represented by the 2031 Senior Notes to be redeemed or repaid with capital having equal or better capital treatment as the 2031 Senior Notes under applicable Bermuda law (collectively, the “BMA Redemption Requirements”).
The foregoing descriptions of the Senior Indenture and the Fourth Supplemental Indenture are qualified by reference to the agreements themselves, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
In connection with the Offering, the Company entered into an underwriting agreement on August 18, 2021 (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein (the “Representatives”). The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Representatives against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Representatives may be required to make because of any of those liabilities.
The foregoing description of the Underwriting Agreement is qualified by reference to the agreement itself, which is filed as Exhibit 1.1 to this report, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement dated as of August 18, 2021, among Enstar Group Limited, Wells Fargo Securities, LLC, Barclays Capital Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1
Senior Indenture, dated as of March 10, 2017, between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K filed on March 10, 2017).

4.2	Fourth Supplemental Indenture, dated as of August 24, 2021, between the Company and The Bank of New York Mellon, as trustee.

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2).

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

August 24, 2021	By:	/s/ Orla Gregory
Orla Gregory
Chief Operating Officer and Acting Chief Financial Officer